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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 0R 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 25, 2005

                              SiVault Systems, Inc.
                        -------------------------------
             (Exact name of registrant as specified in its charter)

                                     Nevada
                        -------------------------------
                 (State or Other Jurisdiction of Incorporation)

        0-30711                                           98-0209119
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)

2665 North First Street, Suite 300, San Jose, CA                       95134
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(Address of Principal Executive Offices)                             (Zip Code)

                                 (408) 321-5100
               Registrant's telephone number, including area code

(Former name or Former Address, If Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT.

ITEM 5.02. Departure of Directors or Principal Officers; election of Directors; appointment of Principal Officers.

ITEM 5.02(b). Effective August 24, 2005, Mssrs. David Dalton and Gerard Munera resigned from the Company's Board of Directors and Mr. John Mahoney was appointed to the Board of Directors. Effective September 1, 2005, Mr. Gil Amelio resigned as a member of the Board and on September 16, 2005, Mr. Anthony Low Beer was named to the Board.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)   Financial Statements

      Not Applicable.

(b)   Pro Forma Financial Information

      Not Applicable.

(c)   Exhibits:

      Not Applicable

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                     SIVAULT SYSTEMS, INC.


                                                     /s/ Emilian Elefteratos
                                                     -----------------------
                                                     Emilian Elefteratos
                                                     Chief Executive Officer


Date: September 20, 2005